EXHIBIT (12)

                               Powers of Attorney

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

James P. Abel,

whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
   AMERITAS VARIABLE SEPARATE ACCOUNT V
            OVERTURE Life SPVUL ........................SEC File No. 033-01576
            UNIVAR......................................SEC File No. 033-01978
            OVERTURE APPLAUSE!..........................SEC File No. 033-30019
            OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
            OVERTURE ENCORE!............................SEC File No. 333-15585
            OVERTURE BRAVO!.............................SEC File No. 333-71505
            Corporate Benefit VUL.......................SEC File No. 333-95163
            OVERTURE OVATION!...........................SEC File No. 333-64496
            OVERTURE VIVA!..............................SEC File No. 333-101274
            Protector hVUL..............................SEC File No. 333-121749
   AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
            OVERTURE Annuity............................SEC File No. 033-14774
            OVERTURE Annuity II.........................SEC File No. 033-33844
            OVERTURE Annuity III........................SEC File No. 033-58642
            OVERTURE Annuity III-Plus...................SEC File No. 033-98848
            OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
            OVERTURE ACCENT! ...........................SEC File No. 333-46675
            OVERTURE MEDLEY! ...........................SEC File No. 333-47162
   AMERITAS VARIABLE SEPARATE ACCOUNT VL
            Allocator 2000 .............................SEC File No. 333-91750
            Regent 2000 ................................SEC File No. 333-91674
            Executive Select ...........................SEC File No. 333-91748
   AMERITAS VARIABLE SEPARATE ACCOUNT VA
            Allocator 2000 Annuity .....................SEC File No. 333-91670
            Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective May 1, 2007 and remains in effect until revoked or revised.

                           Signed:     /s/ James P. Abel
                                    --------------------------------------------
                                                   James P. Abel
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Lawrence J. Arth

whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   AMERITAS VARIABLE SEPARATE ACCOUNT V
            OVERTURE Life SPVUL ........................SEC File No. 033-01576
            UNIVAR......................................SEC File No. 033-01978
            OVERTURE APPLAUSE!..........................SEC File No. 033-30019
            OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
            OVERTURE ENCORE!............................SEC File No. 333-15585
            OVERTURE BRAVO!.............................SEC File No. 333-71505
            Corporate Benefit VUL.......................SEC File No. 333-95163
            OVERTURE OVATION!...........................SEC File No. 333-64496
            OVERTURE VIVA!..............................SEC File No. 333-101274
            Protector hVUL..............................SEC File No. 333-121749
   AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
            OVERTURE Annuity............................SEC File No. 033-14774
            OVERTURE Annuity II.........................SEC File No. 033-33844
            OVERTURE Annuity III........................SEC File No. 033-58642
            OVERTURE Annuity III-Plus...................SEC File No. 033-98848
            OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
            OVERTURE ACCENT! ...........................SEC File No. 333-46675
            OVERTURE MEDLEY! ...........................SEC File No. 333-47162
   AMERITAS VARIABLE SEPARATE ACCOUNT VL
            Allocator 2000 .............................SEC File No. 333-91750
            Regent 2000 ................................SEC File No. 333-91674
            Executive Select ...........................SEC File No. 333-91748
   AMERITAS VARIABLE SEPARATE ACCOUNT VA
            Allocator 2000 Annuity .....................SEC File No. 333-91670
            Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective May 1, 2007 and remains in effect until revoked or revised.

                           Signed:         /s/ Lawrence J. Arth
                                    --------------------------------------------
                                                  Lawrence J. Arth
                                          Director, Chairman of the Board

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Robert C. Barth,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   AMERITAS VARIABLE SEPARATE ACCOUNT V
            OVERTURE Life SPVUL ........................SEC File No. 033-01576
            UNIVAR......................................SEC File No. 033-01978
            OVERTURE APPLAUSE!..........................SEC File No. 033-30019
            OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
            OVERTURE ENCORE!............................SEC File No. 333-15585
            OVERTURE BRAVO!.............................SEC File No. 333-71505
            Corporate Benefit VUL.......................SEC File No. 333-95163
            OVERTURE OVATION!...........................SEC File No. 333-64496
            OVERTURE VIVA!..............................SEC File No. 333-101274
            Protector hVUL..............................SEC File No. 333-121749
   AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
            OVERTURE Annuity............................SEC File No. 033-14774
            OVERTURE Annuity II.........................SEC File No. 033-33844
            OVERTURE Annuity III........................SEC File No. 033-58642
            OVERTURE Annuity III-Plus...................SEC File No. 033-98848
            OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
            OVERTURE ACCENT! ...........................SEC File No. 333-46675
            OVERTURE MEDLEY! ...........................SEC File No. 333-47162
   AMERITAS VARIABLE SEPARATE ACCOUNT VL
            Allocator 2000 .............................SEC File No. 333-91750
            Regent 2000 ................................SEC File No. 333-91674
            Executive Select ...........................SEC File No. 333-91748
   AMERITAS VARIABLE SEPARATE ACCOUNT VA
            Allocator 2000 Annuity .....................SEC File No. 333-91670
            Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective May 1, 2007 and remains in effect until revoked or revised.

                    Signed:      /s/ Robert C. Barth
                             --------------------------------------------
                                           Robert C. Barth
                    Senior Vice President, Controller & Chief Accounting Officer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

William W. Cook, Jr.,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

  AMERITAS VARIABLE SEPARATE ACCOUNT V
           OVERTURE Life SPVUL ........................SEC File No. 033-01576
           UNIVAR......................................SEC File No. 033-01978
           OVERTURE APPLAUSE!..........................SEC File No. 033-30019
           OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
           OVERTURE ENCORE!............................SEC File No. 333-15585
           OVERTURE BRAVO!.............................SEC File No. 333-71505
           Corporate Benefit VUL.......................SEC File No. 333-95163
           OVERTURE OVATION!...........................SEC File No. 333-64496
           OVERTURE VIVA!..............................SEC File No. 333-101274
           Protector hVUL..............................SEC File No. 333-121749
  AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
           OVERTURE Annuity............................SEC File No. 033-14774
           OVERTURE Annuity II.........................SEC File No. 033-33844
           OVERTURE Annuity III........................SEC File No. 033-58642
           OVERTURE Annuity III-Plus...................SEC File No. 033-98848
           OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
           OVERTURE ACCENT! ...........................SEC File No. 333-46675
           OVERTURE MEDLEY! ...........................SEC File No. 333-47162
  AMERITAS VARIABLE SEPARATE ACCOUNT VL
           Allocator 2000 .............................SEC File No. 333-91750
           Regent 2000 ................................SEC File No. 333-91674
           Executive Select ...........................SEC File No. 333-91748
  AMERITAS VARIABLE SEPARATE ACCOUNT VA
           Allocator 2000 Annuity .....................SEC File No. 333-91670
           Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective May 1, 2007 and remains in effect until revoked or revised.

                           Signed:        /s/ William W. Cook, Jr.
                                    --------------------------------------------
                                               William W. Cook, Jr.
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Bert A. Getz,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

  AMERITAS VARIABLE SEPARATE ACCOUNT V
           OVERTURE Life SPVUL ........................SEC File No. 033-01576
           UNIVAR......................................SEC File No. 033-01978
           OVERTURE APPLAUSE!..........................SEC File No. 033-30019
           OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
           OVERTURE ENCORE!............................SEC File No. 333-15585
           OVERTURE BRAVO!.............................SEC File No. 333-71505
           Corporate Benefit VUL.......................SEC File No. 333-95163
           OVERTURE OVATION!...........................SEC File No. 333-64496
           OVERTURE VIVA!..............................SEC File No. 333-101274
           Protector hVUL..............................SEC File No. 333-121749
  AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
           OVERTURE Annuity............................SEC File No. 033-14774
           OVERTURE Annuity II.........................SEC File No. 033-33844
           OVERTURE Annuity III........................SEC File No. 033-58642
           OVERTURE Annuity III-Plus...................SEC File No. 033-98848
           OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
           OVERTURE ACCENT! ...........................SEC File No. 333-46675
           OVERTURE MEDLEY! ...........................SEC File No. 333-47162
  AMERITAS VARIABLE SEPARATE ACCOUNT VL
           Allocator 2000 .............................SEC File No. 333-91750
           Regent 2000 ................................SEC File No. 333-91674
           Executive Select ...........................SEC File No. 333-91748
  AMERITAS VARIABLE SEPARATE ACCOUNT VA
           Allocator 2000 Annuity .....................SEC File No. 333-91670
           Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective May 1, 2007 and remains in effect until revoked or revised.

                           Signed:         /s/ Bert A. Getz
                                    --------------------------------------------
                                                   Bert A. Getz
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

James R. Knapp,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   AMERITAS VARIABLE SEPARATE ACCOUNT V
            OVERTURE Life SPVUL ........................SEC File No. 033-01576
            UNIVAR......................................SEC File No. 033-01978
            OVERTURE APPLAUSE!..........................SEC File No. 033-30019
            OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
            OVERTURE ENCORE!............................SEC File No. 333-15585
            OVERTURE BRAVO!.............................SEC File No. 333-71505
            Corporate Benefit VUL.......................SEC File No. 333-95163
            OVERTURE OVATION!...........................SEC File No. 333-64496
            OVERTURE VIVA!..............................SEC File No. 333-101274
            Protector hVUL..............................SEC File No. 333-121749
   AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
            OVERTURE Annuity............................SEC File No. 033-14774
            OVERTURE Annuity II.........................SEC File No. 033-33844
            OVERTURE Annuity III........................SEC File No. 033-58642
            OVERTURE Annuity III-Plus...................SEC File No. 033-98848
            OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
            OVERTURE ACCENT! ...........................SEC File No. 333-46675
            OVERTURE MEDLEY! ...........................SEC File No. 333-47162
   AMERITAS VARIABLE SEPARATE ACCOUNT VL
            Allocator 2000 .............................SEC File No. 333-91750
            Regent 2000 ................................SEC File No. 333-91674
            Executive Select ...........................SEC File No. 333-91748
   AMERITAS VARIABLE SEPARATE ACCOUNT VA
            Allocator 2000 Annuity .....................SEC File No. 333-91670
            Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective May 1, 2007 and remains in effect until revoked or revised.

                           Signed:           /s/ James R. Knapp
                                    --------------------------------------------
                                                  James R. Knapp
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

William W. Lester,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

  AMERITAS VARIABLE SEPARATE ACCOUNT V
           OVERTURE Life SPVUL ........................SEC File No. 033-01576
           UNIVAR......................................SEC File No. 033-01978
           OVERTURE APPLAUSE!..........................SEC File No. 033-30019
           OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
           OVERTURE ENCORE!............................SEC File No. 333-15585
           OVERTURE BRAVO!.............................SEC File No. 333-71505
           Corporate Benefit VUL.......................SEC File No. 333-95163
           OVERTURE OVATION!...........................SEC File No. 333-64496
           OVERTURE VIVA!..............................SEC File No. 333-101274
           Protector hVUL..............................SEC File No. 333-121749
  AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
           OVERTURE Annuity............................SEC File No. 033-14774
           OVERTURE Annuity II.........................SEC File No. 033-33844
           OVERTURE Annuity III........................SEC File No. 033-58642
           OVERTURE Annuity III-Plus...................SEC File No. 033-98848
           OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
           OVERTURE ACCENT! ...........................SEC File No. 333-46675
           OVERTURE MEDLEY! ...........................SEC File No. 333-47162
  AMERITAS VARIABLE SEPARATE ACCOUNT VL
           Allocator 2000 .............................SEC File No. 333-91750
           Regent 2000 ................................SEC File No. 333-91674
           Executive Select ...........................SEC File No. 333-91748
  AMERITAS VARIABLE SEPARATE ACCOUNT VA
           Allocator 2000 Annuity .....................SEC File No. 333-91670
           Designer Annuity ...........................SEC File No. 333-91672


This Power of Attorney is effective May 1, 2007 and remains in effect until revoked or revised.

                      Signed:         /s/ William W. Lester
                               --------------------------------------------
                                            William W. Lester
                             Senior Vice President - Investments & Treasurer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

JoAnn M. Martin,
whose signature appears below, constitutes and appoints Robert G. Lange and Jan
M. Connolly, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

  AMERITAS VARIABLE SEPARATE ACCOUNT V
           OVERTURE Life SPVUL ........................SEC File No. 033-01576
           UNIVAR......................................SEC File No. 033-01978
           OVERTURE APPLAUSE!..........................SEC File No. 033-30019
           OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
           OVERTURE ENCORE!............................SEC File No. 333-15585
           OVERTURE BRAVO!.............................SEC File No. 333-71505
           Corporate Benefit VUL.......................SEC File No. 333-95163
           OVERTURE OVATION!...........................SEC File No. 333-64496
           OVERTURE VIVA!..............................SEC File No. 333-101274
           Protector hVUL..............................SEC File No. 333-121749
  AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
           OVERTURE Annuity............................SEC File No. 033-14774
           OVERTURE Annuity II.........................SEC File No. 033-33844
           OVERTURE Annuity III........................SEC File No. 033-58642
           OVERTURE Annuity III-Plus...................SEC File No. 033-98848
           OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
           OVERTURE ACCENT! ...........................SEC File No. 333-46675
           OVERTURE MEDLEY! ...........................SEC File No. 333-47162
  AMERITAS VARIABLE SEPARATE ACCOUNT VL
           Allocator 2000 .............................SEC File No. 333-91750
           Regent 2000 ................................SEC File No. 333-91674
           Executive Select ...........................SEC File No. 333-91748
  AMERITAS VARIABLE SEPARATE ACCOUNT VA
           Allocator 2000 Annuity .....................SEC File No. 333-91670
           Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective May 1, 2007 and remains in effect until revoked or revised.

                           Signed:           /s/ JoAnn M. Martin
                                    --------------------------------------------
                                                   JoAnn M. Martin
                                   Director, President & Chief Executive Officer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Tonn M. Ostergard,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

   AMERITAS VARIABLE SEPARATE ACCOUNT V
            OVERTURE Life SPVUL ........................SEC File No. 033-01576
            UNIVAR......................................SEC File No. 033-01978
            OVERTURE APPLAUSE!..........................SEC File No. 033-30019
            OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
            OVERTURE ENCORE!............................SEC File No. 333-15585
            OVERTURE BRAVO!.............................SEC File No. 333-71505
            Corporate Benefit VUL.......................SEC File No. 333-95163
            OVERTURE OVATION!...........................SEC File No. 333-64496
            OVERTURE VIVA!..............................SEC File No. 333-101274
            Protector hVUL..............................SEC File No. 333-121749
   AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
            OVERTURE Annuity............................SEC File No. 033-14774
            OVERTURE Annuity II.........................SEC File No. 033-33844
            OVERTURE Annuity III........................SEC File No. 033-58642
            OVERTURE Annuity III-Plus...................SEC File No. 033-98848
            OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
            OVERTURE ACCENT! ...........................SEC File No. 333-46675
            OVERTURE MEDLEY! ...........................SEC File No. 333-47162
   AMERITAS VARIABLE SEPARATE ACCOUNT VL
            Allocator 2000 .............................SEC File No. 333-91750
            Regent 2000 ................................SEC File No. 333-91674
            Executive Select ...........................SEC File No. 333-91748
   AMERITAS VARIABLE SEPARATE ACCOUNT VA
            Allocator 2000 Annuity .....................SEC File No. 333-91670
            Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective May 1, 2007 and remains in effect until revoked or revised.

                           Signed:          /s/ Tonn M. Ostergard
                                    --------------------------------------------
                                                 Tonn M. Ostergard
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Paul C. Schorr, III,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

  AMERITAS VARIABLE SEPARATE ACCOUNT V
           OVERTURE Life SPVUL ........................SEC File No. 033-01576
           UNIVAR......................................SEC File No. 033-01978
           OVERTURE APPLAUSE!..........................SEC File No. 033-30019
           OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
           OVERTURE ENCORE!............................SEC File No. 333-15585
           OVERTURE BRAVO!.............................SEC File No. 333-71505
           Corporate Benefit VUL.......................SEC File No. 333-95163
           OVERTURE OVATION!...........................SEC File No. 333-64496
           OVERTURE VIVA!..............................SEC File No. 333-101274
           Protector hVUL..............................SEC File No. 333-121749
  AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
           OVERTURE Annuity............................SEC File No. 033-14774
           OVERTURE Annuity II.........................SEC File No. 033-33844
           OVERTURE Annuity III........................SEC File No. 033-58642
           OVERTURE Annuity III-Plus...................SEC File No. 033-98848
           OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
           OVERTURE ACCENT! ...........................SEC File No. 333-46675
           OVERTURE MEDLEY! ...........................SEC File No. 333-47162
  AMERITAS VARIABLE SEPARATE ACCOUNT VL
           Allocator 2000 .............................SEC File No. 333-91750
           Regent 2000 ................................SEC File No. 333-91674
           Executive Select ...........................SEC File No. 333-91748
  AMERITAS VARIABLE SEPARATE ACCOUNT VA
           Allocator 2000 Annuity .....................SEC File No. 333-91670
           Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective May 1, 2007 and remains in effect until revoked or revised.

                           Signed:         /s/ Paul C. Schorr, III
                                    --------------------------------------------
                                                Paul C. Schorr, III
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Winston J. Wade,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

    AMERITAS VARIABLE SEPARATE ACCOUNT V
             OVERTURE Life SPVUL ........................SEC File No. 033-01576
             UNIVAR......................................SEC File No. 033-01978
             OVERTURE APPLAUSE!..........................SEC File No. 033-30019
             OVERTURE APPLAUSE! II.......................SEC File No. 333-14845
             OVERTURE ENCORE!............................SEC File No. 333-15585
             OVERTURE BRAVO!.............................SEC File No. 333-71505
             Corporate Benefit VUL.......................SEC File No. 333-95163
             OVERTURE OVATION!...........................SEC File No. 333-64496
             OVERTURE VIVA!..............................SEC File No. 333-101274
             Protector hVUL..............................SEC File No. 333-121749
    AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
             OVERTURE Annuity............................SEC File No. 033-14774
             OVERTURE Annuity II.........................SEC File No. 033-33844
             OVERTURE Annuity III........................SEC File No. 033-58642
             OVERTURE Annuity III-Plus...................SEC File No. 033-98848
             OVERTURE ACCLAIM! ..........................SEC File No. 333-36507
             OVERTURE ACCENT! ...........................SEC File No. 333-46675
             OVERTURE MEDLEY! ...........................SEC File No. 333-47162
    AMERITAS VARIABLE SEPARATE ACCOUNT VL
             Allocator 2000 .............................SEC File No. 333-91750
             Regent 2000 ................................SEC File No. 333-91674
             Executive Select ...........................SEC File No. 333-91748
    AMERITAS VARIABLE SEPARATE ACCOUNT VA
             Allocator 2000 Annuity .....................SEC File No. 333-91670
             Designer Annuity ...........................SEC File No. 333-91672

This Power of Attorney is effective May 1, 2007 and remains in effect until revoked or revised.

                           Signed:          /s/ Winston J. Wade
                                    --------------------------------------------
                                                  Winston J. Wade
                                                     Director